Exhibit 1.1

RAIT FINANCIAL TRUST

1,600,000 Series C Cumulative Redeemable Preferred Shares of Beneficial Interest

UNDERWRITING AGREEMENT

June 28, 2007

Bear Stearns & Co. Inc.,

as Representative of the several Underwriters

383 Madison Avenue

New York, New York 10179

Dear Sirs:

RAIT Financial Trust, a Maryland real estate investment trust (the “Company”), and RAIT Partnership, L.P., a Delaware limited partnership (the “Partnership”), confirm their agreement with each of the Underwriters listed on Schedule I hereto (collectively, the “Underwriters”), for whom Bear, Stearns & Co. Inc. is acting as representative (in such capacity, the “Representative”), with respect to (i) the sale by the Company of 1,600,000 of 8.875% Series C cumulative redeemable preferred shares of beneficial interest (the “Initial Shares”), par value $0.01 per share, of the Company (the “Series C Preferred Shares”) and the purchase by the Underwriters, acting severally and not jointly, of the respective number of Series C Preferred Shares set forth opposite the name of each of the Underwriters in Schedule I hereto and (ii) the grant by the Company to the Underwriters of the option described in Section 1(b) hereof to purchase all or any part of 240,000 Series C Preferred Shares to cover over-allotments (the “Option Shares”), if any, in the respective numbers of Series C Preferred Shares set forth opposite the name of each of the Underwriters listed in Schedule I hereto. The dividend payment dates, redemption provisions, rank and other terms of the Series C Preferred Shares are set forth in the Charter Documents (as hereinafter defined) relating to the Series C Preferred Shares to be filed with the State Department of Assessments and Taxation of the State of Maryland. The Initial Shares to be purchased by the Underwriters and all or any part of the Option Shares subject to the option described in Section 1(b) hereof are hereinafter called, collectively, the “Shares.”

The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Underwriting Agreement (the “Agreement”) has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the Commission”), a registration statement on Form S-3 (No. 333-139889) including a related prospectus, for the registration of securities including the Shares under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder (the “Securities Act Regulations”). The Company has prepared and filed such amendments to the registration statement and such amendments or supplements to the related prospectus as may have been required to the date hereof, and will file such additional amendments or supplements as may hereafter be required. The registration statement became effective under the Securities Act upon filing with the Commission. The registration statement, as amended at the time it became effective (and, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), such registration statement as so amended) and including all information deemed to be a part of the registration statement pursuant to incorporation by reference, Rule 430B of the Securities Act Regulations or otherwise, is hereinafter called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the 462(b) Registration Statement. The term “Base Prospectus” means the prospectus dated January 10, 2007 included in the Registration Statement, including all information incorporated by reference therein. The term “Prospectus Supplement” means the prospectus supplement specifically relating to the Shares in the form first filed with the Commission pursuant to Rule 424 under the Securities Act, including all information incorporated by reference therein. The term “Prospectus” means the Base Prospectus together with the Prospectus Supplement. The term “Preliminary Prospectus” means any preliminary form of the Prospectus Supplement together with the Base Prospectus in the form filed with the Commission pursuant to Rule 424 of the Securities Act Regulations.

The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

The term “Disclosure Package” means (i) the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein) and (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule II hereto.

The term “Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations. The term “Free Writing Prospectus” means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

The Company and the Underwriters agree as follows:

1.	Sale and Purchase

A. Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per Series C Preferred Share of $25.00, the Company agrees to sell to each of the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Initial Shares set forth in Schedule I opposite such Underwriter’s name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional Shares.

B. Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per Series C Preferred Share set forth in paragraph (a) above, the Company hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Company, all or any part of the Option Shares set forth in Schedule I opposite such party’s name, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representative to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (each, an “Option Closing Time”) shall be determined by the Representative, but shall not be later than seven (7) full business days or earlier, without the consent of the Company, than three (3) full business days (or, in the case of the exercise of said option prior to the Closing Time, as hereinafter defined, no earlier than one (1) full business day) after the exercise of such option. If the option is exercised as to all or any portion of the Option Shares, the Company will sell, and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional Shares.

2.	Payment and Delivery

A. Initial Shares. The Initial Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight (48) hours’ prior notice to the Company, shall be delivered by or on behalf of the Company to the Representative, including, at the option of the Representative, through the facilities of The Depository Trust Company (“DTC”) for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company, upon at least forty-eight (48) hours’ prior notice. To the extent the Representative requests that the Initial Shares be delivered in certificated form and not in book entry through the facilities of DTC, the Company will cause the certificates representing the Initial Shares to be made available for checking and packaging not later than 1:00 p.m. New York City time on the business day prior to the Closing Time (as defined below) at the office of Bear, Stearns & Co., Inc. 383 Madison Avenue, New York, New York 10179, or at the office of DTC or its designated custodian, as the case may be (the “Designated Office”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the fourth business day after the date hereof (unless another time and date shall be agreed to by the Representative and the Company). The time and date at which such delivery and payment are actually made is hereinafter called the “Closing Time.”

B. Option Shares. Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight (48) hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representative, including, at the option of the Representative, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of federal (same-day) funds to the account specified to the Representative by the Company, upon at least forty-eight hours’ prior notice. To the extent the Representative requests that the Option Shares be delivered in certificated form and not in book entry through the facilities of DTC, the Company will cause the certificates representing the Option Shares to be made available for checking and packaging at least twenty-four hours prior to the Option Closing Time at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representative in the notice given by the Representative to the Company of the Underwriters’ election to purchase such Option Shares or on such other time and date as the Company and the Representative may agree upon in writing.

3.	Representations and Warranties of the Company and the Partnership

The Company and the Partnership jointly and severally represent and warrant to the Underwriters as of the date hereof, the Initial Sale Time (as defined below), as of the Closing Time, and as of any Option Closing Time (if any), and agrees with each Underwriter, that:

A. the Company and each subsidiary of the Company set forth on Schedule III hereto (each a “Subsidiary” and, collectively, the “Subsidiaries”) (other than the Partnership) has been duly formed or incorporated, as the case may be, and is validly existing and in good standing under the laws of its respective jurisdiction of formation or incorporation with all requisite corporate power and authority to own, lease and operate its respective properties and to conduct its respective business as now conducted and, in the case of the Company, to authorize, execute and deliver this Agreement and to consummate the transactions described in this Agreement; other than the Subsidiaries and as disclosed on Schedule IV to the Agreement (which Schedule IV shall set forth minority owned entities and dormant entities having no assets), the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture, limited liability company or other association; complete and correct copies of the articles of incorporation or declaration of trust, certificate of formation, bylaws, operating agreement or other organizational documents (collectively, the “Charter Documents”) of the Company and each Subsidiary and all amendments thereto through the date hereof have been delivered to the Representative;

B. the Company and the Subsidiaries other than the Partnership are duly qualified or registered to transact business in each jurisdiction in which they conduct their respective businesses as now conducted and in which the failure, individually or in the aggregate, to be so qualified or licensed could reasonably be expected to have a material adverse effect on the assets, business, operations, earnings, properties, condition (financial or otherwise), or management, present or prospective, of the Company and the Subsidiaries taken as a whole, (any such effect or change, where the context so requires, is hereinafter called a “Material Adverse Effect” or “Material Adverse Change”), and the Company and the Subsidiaries are in good standing in each jurisdiction in which they maintain an office or in which the nature or conduct of their respective businesses as now conducted requires such qualification, except where the failure to be in good standing could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; except as disclosed in both the Prospectus and the Disclosure Package, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary;

C. the Partnership has been duly formed and is validly existing as a limited partnership under the laws of Delaware, with all requisite partnership power and authority to own, lease and operate its properties, to conduct its business as now conducted and to authorize, execute and deliver this Agreement and to consummate the transactions described in this Agreement; the Partnership has been duly qualified or registered to do business as a foreign partnership in each jurisdiction in which it conducts its business as now conducted, and in which the failure, individually or in the aggregate, to be so qualified or registered could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

D. the Company and the Subsidiaries are in compliance in all respects with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates, except where the failure to be in compliance, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

E. neither the Company nor any of the Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective Charter Documents or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

F. the issuance, sale and delivery by the Company of the Shares, the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein will not (i) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (A) any provision of the Charter Documents of the Company or any of the Subsidiaries, (B) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries, except in the case of clauses (B) or (C) for such breaches or defaults which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; or (ii) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any of the Subsidiaries;

G. the Company has full legal right, power and authority to enter into and perform this Agreement and to consummate the transactions contemplated herein; this Agreement has been duly authorized, executed and delivered by the Company;

H. the Partnership has full legal right, power and authority to enter into and perform this Agreement and to consummate the transactions contemplated herein; this Agreement has been duly authorized, executed and delivered by the Partnership;

I. the Limited Partnership Agreement of the Partnership, including all amendments thereto, has been duly and validly authorized, executed and delivered by or on behalf of the partners of the Partnership and constitutes a valid and binding agreement of the parties thereto, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity;

J. the issuance and sale of the Shares to the Underwriters hereunder have been duly authorized by the Company; when issued and delivered against payment therefor as provided in this Agreement, the Shares will be validly issued, fully paid and non-assessable and the issuance of the Shares will not be subject to any preemptive or similar rights arising by operation of law, under the Charter Documents of the Company or under any agreement to which the Company or any Subsidiary is a party or otherwise; except for (1) holders of the Company’s 6.875% convertible senior notes due 2027 and (2) Eton Park Capital Management, L.P. and Mercury Real Estate Advisors LLC in connection with the acquisition by the Company of Taberna Realty Finance Trust, a Maryland real estate investment trust (“Taberna”), and except as disclosed in both the Prospectus and the Disclosure Package, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act; the form of certificates evidencing the Shares complies with all applicable legal requirements and, in all material respects, with all applicable requirements of the Charter Documents of the Company and the requirements of the New York Stock Exchange (the “NYSE”);

K. no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the Company’s execution, delivery and performance of this Agreement, its consummation of the transactions contemplated hereby or its sale and delivery of the Shares as contemplated hereby other than (i) such as have been obtained, or will have been obtained at the Closing Time or the relevant Option Closing Time, as the case may be, under the Securities Act, (ii) such approvals as have been applied for in connection with the approval of the listing of the Shares on the NYSE, (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, and (iv) any approval of the National Association of Securities Dealers, Inc. (the “NASD”) required with respect to the fairness and reasonableness of the underwriting terms and arrangements set forth herein;

L. each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons required in order to conduct their respective businesses as described in both the Prospectus and the Disclosure Package, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, the effect of which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in both the Prospectus and the Disclosure Package;

M. each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company and the Partnership, are contemplated or threatened by the Commission; and the Company has complied to the Commission’s satisfaction with any request on the part of the Commission for additional information;

N. if the Registration Statement is an automatic shelf registration statement as defined in Rule 405 under the Securities Act, the Company is eligible to use the Registration Statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement;

O. the Preliminary Prospectus when filed and the Registration Statement as of each effective date and as of the date hereof complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

P. the Registration Statement, as of each effective date and as of the date hereof, did not, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary Prospectus does not, and the Prospectus and any amendment or supplement thereto will not, as of the applicable filing date, the date hereof and at the Closing Time and on each Option Closing Time (if any), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 9(b) hereof);

Q. as of the date hereof, (i) the Company is subject to the requirement to file reports pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has been subject to such requirements for the preceding 36 calendar months, (ii) the Company has filed all reports and other materials required to be filed by Sections 13(a), 14 or 15(d) of the Exchange Act during the preceding 12 months, (iii) has filed an Annual Report on Form 10-K required under Section 13(a) or 15(d) under the Exchange Act for its most recently completed fiscal year; (iii) the Company is not, and during the past three years was not (nor was any predecessor), (A) a blank check company as defined in Rule 419(a)(2) under the Securities Act, (B) a shell company, other than a business combination related shell company, each as defined in Rule 405 under the Securities Act, or (C) a registrant for an offering of penny stock as defined in Rule 3a51-1 of the Exchange Act Regulations (as defined below), (iv) the Company makes its periodic and current reports filed pursuant to Section 13 or Section 15(d) of the Exchange Act readily available and accessible on a web site maintained by or for the Company and containing information about the Company, and (v) the aggregate market value of the Company’s voting capital stock or beneficial interests held by non-affiliates of the Company is $150 million or more; each document incorporated by reference in the Prospectus and the Disclosure Package, when it became effective or was filed with the Commission, as applicable, conformed in all material respects to the requirements of the Securities Act and the Securities Act Regulations, or the Exchange Act and the Exchange Act Regulations, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus and the Disclosure Package or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as applicable, will conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, or the Exchange Act and the Exchange Act Regulations, as applicable, and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

R. the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with the public offering of the Shares contemplated herein have been and will be identical to the versions of such documents transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T;

S. as of 6:30 pm (Eastern time) on the date of this Agreement (the “Initial Sale Time”), the Disclosure Package did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, the Disclosure Package will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; as of its issue date or date of first use and at all subsequent times through the Initial Sale Time, each Issuer Free Writing Prospectus did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, each such Issuer Free Writing Prospectus will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Disclosure Package in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 9(b) hereof);

T. each Issuer Free Writing Prospectus, as of its issue date, did not and does not include any information that conflicted or conflicts with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified;

U. the Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164 and 433 under the Securities Act; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

V. except for the Issuer Free Writing Prospectuses identified in Schedule II hereto, and any electronic road show relating to the public offering of shares contemplated herein, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representative, prepare, use or refer to, any Free Writing Prospectus;

W. the descriptions in each of the Registration Statement, the Prospectus and the Disclosure Package of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement, the Prospectus or the Disclosure Package or to be filed as exhibits to the Registration Statement which are not described or filed as required; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in both the Prospectus and the Disclosure Package are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles;

X. except as disclosed in both the Prospectus and the Disclosure Package, there are no actions, suits, proceedings, inquiries or investigations pending or, to the Company’s or the Partnership’s knowledge, threatened against the Company or any of the Subsidiaries or any of their respective trustees, officers or directors, or to which the properties, assets or rights of any such entity is subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitration panel or agency which could reasonably be expected to result in a judgment, decree, award or order having, individually or in the aggregate, a Material Adverse Effect, or which could adversely affect the consummation of the transactions contemplated by this Agreement in any material respect;

Y. the financial statements, including the notes thereto, included or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package present fairly the financial position of the Company and the Subsidiaries as of the dates indicated and the results of operations and changes in financial position and cash flows of the Company and the Subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved (except as indicated in the notes thereto); the financial statement schedules included or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package fairly present the information shown therein; no other financial statements or schedules are required by Form S-3 or otherwise to be included or incorporated by reference in the Registration Statement, the Prospectus or the Disclosure Package; the unaudited pro forma financial information (including the related notes) included or incorporated by reference in each of the Registration Statement, the Prospectus and the Disclosure Package complies as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents, with respect to the Company and the Subsidiaries, the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified; and no other pro forma financial information is required to be included in (or incorporated by reference into) the Registration Statement, the Prospectus or the Disclosure Package;

Z. (i) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (A) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (B) have been evaluated for effectiveness as of the end of the last fiscal period covered by the Registration Statement, and (C) are effective in all material respects to perform the functions for which they were established, and (ii) the Company is not aware of (A) any significant deficiency or material weakness in the design or operation of its internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information to management and board of trustees or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since the most recent evaluation of the Company’s disclosure controls and procedures described above, there have been no significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting;

AA. the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Estimates and Policies” in certain documents incorporated by reference into the Registration Statement, the Prospectus and the Disclosure Package accurately and fully describes (i) accounting policies which the Company believes are the most important in the portrayal of the financial condition and results of operations of the Company and its consolidated subsidiaries and which require management’s most difficult, subjective or complex judgments (“critical accounting policies”), (ii) judgments and uncertainties affecting the application of critical accounting policies and (iii) the explanation of the likelihood that materially different amounts would be reported under different conditions or using different assumptions; the Company’s board of trustees, senior management and audit committee have reviewed and agreed with the selection, application and disclosure of critical accounting policies and have consulted with the Company’s legal advisers and independent accountants with regard to such disclosure;

BB. the Company, the Subsidiaries and any of the officers, trustees and directors of the Company and the Subsidiaries, in their capacities as such, are, and at the Closing Time and any Option Closing Time will be, in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder;

CC. the Company is in material compliance with the current listing standards of the NYSE and has made all material filings and/or certifications to the NYSE on a timely basis.

DD. each of Grant Thornton LLP and Ernst & Young LLP, whose reports on (i) the audited financial statements of the Company and the Subsidiaries, with respect to Grant Thornton LLP, and Taberna and its subsidiaries, with respect to Ernst & Young LLP and (ii)

management’s assessment regarding the Company’s internal control over financial reporting are included as part of the Registration Statement, the Prospectus and the Disclosure Package or are incorporated by reference therein, and any other accounting firm that has certified Company financial statements and delivered its reports with respect thereto, are, and were during the periods covered by their reports, independent registered public accountants within the meaning of the Securities Act, the Securities Act Regulations, the rules and regulations of the Public Company Accounting Oversight Board (United States), and the requirements of the NYSE and are registered with the Public Company Accounting Oversight Board (United States);

EE. subsequent to the respective dates as of which information is given in both the Prospectus and the Disclosure Package, and except as may be otherwise stated in both the Prospectus and the Disclosure Package, there has not been (i) any Material Adverse Change or any development that could reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (ii) any transaction, which is material to the Company and the Subsidiaries taken as a whole, pending or entered into by the Company or any of the Subsidiaries, (iii) any liability or obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of the Subsidiaries, which is material to the Company and the Subsidiaries taken as a whole or (iv) except in accordance with the Company’s ordinary practice as disclosed in both Prospectus and the Disclosure Package, any dividend or distribution of any kind declared, paid or made with respect to the capital stock of the Company or with respect to the partnership interests of the Partnership;

FF. the authorized shares of beneficial interest of the Company conform in all material respects to the description thereof contained in both the Prospectus and the Disclosure Package; the Company has an authorized, issued and outstanding capitalization as set forth in both the Prospectus and the Disclosure Package; immediately after the Closing Time, 60,970,256 common shares of beneficial interest of the Company, par value $0.01 per share (“Common Shares”) will be issued and outstanding, subject to any issuances of Common Shares pursuant to the Company’s Company’s 401(k) retirement plan, equity compensation plan or dividend reinvestment plan; 2,760,000 shares of 7.75% Series A cumulative redeemable preferred shares of beneficial interest (“Series A Preferred Shares”) will be issued and outstanding; 2,258,300 shares of 8.375% Series B cumulative redeemable preferred shares (“Series B Preferred Shares”) of beneficial interest will be issued and outstanding; 1,600,000 shares of Series C Preferred Shares will be issued and outstanding (subject to the Underwriters’ option described in Section 1(b) hereof), and no shares of beneficial interest of any other class of beneficial interest will be issued and outstanding. All of the issued and outstanding shares of beneficial interest of the Company have been duly authorized and are validly issued, fully paid and non-assessable, and have been offered, sold and issued by the Company in compliance with all applicable laws (including, without limitation, federal and state securities laws); none of the issued shares of beneficial interest of the Company have been issued in violation of any preemptive or similar rights granted by the Company; except as disclosed in both the Prospectus and the Disclosure Package or in connection with the Company’s equity compensation plan, dividend reinvestment and share purchase plan and supplemental executive retirement plan for the Company’s chairman (the “SERP”), in each case as existing on the date hereof, there is no outstanding equity compensation, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of beneficial interest of the Company or any security convertible into or exchangeable for shares of beneficial interest of the Company;

GG. all of the issued and outstanding shares of capital stock of RAIT General, Inc., a Maryland corporation (“RAIT General”), RAIT Limited, Inc., a Maryland corporation (“RAIT Limited”), and Taberna, have been duly authorized and are validly issued, fully paid and non-assessable, and, except for 125 outstanding shares of preferred stock of Taberna that have a liquidation value of $125,000 and were issued for REIT compliance purposes, are owned of record and beneficially by the Company, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances and have been offered, sold and issued by RAIT General, RAIT Limited, and Taberna in compliance with all applicable laws (including, but not limited to, federal and state securities laws); none of the issued shares of capital stock of RAIT General, RAIT Limited, and Taberna have been issued in violation of any preemptive or similar rights; except as disclosed in both the Prospectus and the Disclosure Package, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of capital stock of RAIT General, RAIT Limited, or Taberna or any security convertible into or exchangeable for capital stock of RAIT General, RAIT Limited, or Taberna;

HH. all of the issued and outstanding units of partnership interest in the Partnership (“Units”) have been duly authorized and are validly issued, fully paid and non-assessable, and are owned of record and beneficially by RAIT General and RAIT Limited, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances and have been offered, sold and issued by the Partnership in compliance with all applicable laws (including, but not limited to, federal and state securities laws); none of the Units have been issued in violation of any preemptive or similar rights; except as disclosed in both the Prospectus and the Disclosure Package, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any Units or any security convertible into or exchangeable for Units;

II. each of the Company, the Subsidiaries, and each of their respective officers, directors, trustees and controlling persons has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

JJ. neither the Company nor any of its affiliates other than Taberna Securities LLC (“Taberna Securities”) (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder (the “Exchange Act Regulations”), or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article 1 of the By-laws of the NASD) any member firm of the NASD; Taberna Securities is registered as a broker-dealer in accordance with the provisions of the Exchange Act and the Exchange Act Regulations, and under the laws of any jurisdiction in which it is required to be registered as a broker-dealer in order to conduct its business as described in the Registration Statement, the Prospectus and the Disclosure Package; no event has occurred and, to the knowledge of the Company and the Partnership, no facts or circumstances exist, which could reasonably be expected to adversely affect any such registration of Taberna Securities;

KK. neither the Company nor the Partnership has relied upon the Underwriters or legal counsel for the Underwriters for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

LL. any certificate signed by any officer of the Company or any Subsidiary delivered to the Underwriters or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby;

MM. the Company and the Subsidiaries have good and marketable title in fee simple to all real property and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in both the Prospectus and the Disclosure Package or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity), with such exceptions, liens, security interests, pledges, charges, encumbrances, mortgages and defects, as are disclosed in both the Prospectus and the Disclosure Package or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary;

NN. neither the purchase nor the origination, as the case may be, of the loans owned by the Company, nor the execution and delivery of, or performance by the borrowers thereunder of any mortgage, deed of trust, deed, indenture, note, loan or credit agreement or any other agreement or instrument in connection therewith, at the time of such purchase, origination, execution or delivery, resulted in a breach of or default under any mortgage, deed of trust, indenture, note, loan or credit agreement or any other agreement or instrument relating to any mortgage or other loan that may have priority over any such loan with respect to the assets of the borrower thereunder and that is in existence at the time the Company or any of the Subsidiaries purchases or originates any such loan;

OO. to the knowledge of the Company and the Partnership, there are no statutes or regulations applicable to the Company or any of the Subsidiaries or certificates, permits or other authorizations from governmental regulatory officials or bodies required to be obtained or maintained by the Company or any of the Subsidiaries of a character required to be disclosed in the Registration Statement, the Prospectus, or the Disclosure Package which have not been so disclosed and properly described therein; except as disclosed in the Registration Statement, the Prospectus, and the Disclosure Package, all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the Prospectus and the Disclosure Package are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity;

PP. no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries, on the one hand, and any director, trustee, officer, shareholder, customer or supplier of the Company or any of the Subsidiaries, or any affiliate or family member thereof, on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Prospectus or the Disclosure Package which is not so described;

QQ. the Company and each Subsidiary owns or possesses adequate license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how, if any (collectively “Intangibles”), necessary to entitle the Company and each Subsidiary to conduct its business as described in both the Prospectus and the Disclosure Package, and neither the Company, nor any Subsidiary, has received notice of infringement of or conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which, individually or in the aggregate, could have a Material Adverse Effect;

RR. each of the Company and the Subsidiaries has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns, if any such returns were required to be filed, through the date hereof and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against the Company or any of the Subsidiaries, nor does the Company or any of the Subsidiaries know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could have a Material Adverse Effect; all tax liabilities, if any, are adequately provided for on the respective books of such entities;

SS. each of the Company and the Subsidiaries maintains insurance (to the knowledge of the Company and the Partnership, issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate, if any, for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;

TT. except as otherwise disclosed in both the Prospectus and the Disclosure Package, neither the Company, any of the Subsidiaries nor, to the best of their knowledge, any former owner of any real property owned by the Company or any of the Subsidiaries has authorized or conducted or has knowledge of the generation, transportation, storage, presence, use, treatment, disposal, release, or other handling of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, asbestos, radon, polychlorinated biphenyls (“PCBs”), petroleum product or waste (including crude oil or any fraction thereof), natural gas, liquefied gas, synthetic gas or other material defined, regulated, controlled or potentially subject to any remediation requirement under any environmental law (collectively, “Hazardous Materials”), on, in, under or affecting any real property currently leased or owned or by any means controlled by the Company or any of the Subsidiaries, including any real property underlying any loan held by the Company or the Subsidiaries (collectively, the “Real Property”), except in material compliance with applicable laws; to the knowledge of the Company and the Partnership, the Real Property, and the Company’s, the Subsidiaries’ and the former owners of the Real Property’s operations with respect to the Real Property, are and were in material compliance with all federal, state and local laws, ordinances, rules, regulations and other governmental requirements relating to pollution, control of chemicals, management of waste, discharges of materials into the environment, health, safety, natural resources, and the environment (collectively, “Environmental Laws”), and the Company and the Subsidiaries are in material compliance with, all licenses, permits, registrations and government authorizations necessary to operate under all applicable Environmental Laws; except as otherwise disclosed in both the Prospectus and the Disclosure Package, neither the Company nor the Subsidiaries or, to the knowledge of the Company and the Partnership, any former owner of any of the Real Property has received any written or oral notice from any governmental entity or any other person and there is no pending or threatened claim, litigation or any administrative agency proceeding that: alleges a violation of any Environmental Laws by the Company or any of the Subsidiaries; or that the Company or any of the Subsidiaries is a liable party or a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601, et seq., or any state superfund law; has resulted in or could result in the attachment of an environmental lien on any of the Real Property; or alleges that the Company or any of the Subsidiaries is liable for any contamination of the environment, contamination of the Real Property, damage to natural resources, property damage, or personal injury based on their activities or the activities of their predecessors or third parties (whether at the Real Property or elsewhere) involving Hazardous Materials, whether arising under the Environmental Laws, common law principles, or other legal standards; in the ordinary course of its business as necessary and appropriate, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures) required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties;

UU. there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which could, individually or in the aggregate, reasonably be deemed to have a Material Adverse Effect;

VV. none of the entities which prepared appraisals of the Real Property, nor the entities which prepared Phase I environmental assessment reports with respect to the Real Property, was employed for such purpose on a contingent basis or has any substantial interest in the Company or any of the Subsidiaries, and none of their directors, officers or employees is connected with the Company or any of the Subsidiaries as a promoter, selling agent, voting trustee, officer, director or employee;

WW. neither the Company nor any of the Subsidiaries nor, to the best of the Company’s and the Partnership’s knowledge, any officer, director or trustee purporting to act on behalf of the Company or any of the Subsidiaries has at any time; (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or any of the Subsidiaries sells or from which the Company or any of the Subsidiaries buys loans or servicing arrangements for the purpose of influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans to the Company or any of the Subsidiaries, or (iv) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries;

XX. except as otherwise disclosed in both the Prospectus and the Disclosure Package, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers, trustees or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them;

YY. neither the Company nor any of the Subsidiaries nor, to the Company’s and the Partnership’s knowledge, any employee or agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus and the Disclosure Package;

ZZ. each of the Company and Taberna is organized and operates in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”), and each of the Company’s and Taberna’s current and proposed method of operation, as described in the Registration Statement, the Prospectus, and the Disclosure Package, will enable such entity to meet the requirements for taxation as a real estate investment trust under the Code;

AAA. the Common Shares, Series A Preferred Shares and Series B Preferred Shares are registered pursuant to Section 12(b) of the Exchange Act and the outstanding Common Shares, Series A Preferred Shares and Series B Preferred Shares are listed on the NYSE and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares, Series A Preferred Shares or Series B Preferred Shares under the Exchange Act or de-listing the Common Shares, Series A Preferred Shares or Series B Preferred Shares from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registrations or listings. The Company has applied for listing of the Shares on the NYSE;

BBB. the Company has taken all necessary actions to ensure that, upon and at all times after the NYSE shall have approved the Shares for listing, the Company will be in compliance with all applicable NYSE listing standards that are then in effect and is taking such steps as are necessary to ensure that the Company will be in compliance with other applicable requirements set forth in the NYSE’s listing standards not currently in effect upon the effectiveness of such requirements;

CCC. in connection with this offering, the Company has not offered and will not offer its Series C Preferred Shares or any other securities convertible into or exchangeable or exercisable for Series C Preferred Shares in a manner in violation of the Securities Act or the Securities Act Regulations; the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares except for the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or the Registration Statement;

DDD. the Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida); neither the Company nor any of the Subsidiaries or their respective affiliates does business with the government of Cuba or with any person or affiliate located in Cuba;

EEE. neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares, will be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”); except as may have heretofore been disclosed in writing to the underwriter and as set forth in both the Prospectus and the Disclosure Package, (i) each of the unconsolidated quarterly financial statements of the Company and its Subsidiaries for the past three years has reflected compliance with the requirements for an exemption or exclusion from the registration requirements of the 1940 Act and (ii) the Company and each of its Subsidiaries has not at any time during the past three years been required to register as an investment company under the 1940 Act;

FFF. the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated;

GGG. neither the Company, any of its Subsidiaries, nor any real property owned, directly or indirectly, by the Company (each a “Property”) has sustained, since December 31, 2006, any material loss or interference with its business from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or arbitrators’ or court or governmental action, order or decree, otherwise than as set forth or contemplated in both the Prospectus and the Disclosure Package;

HHH. no person has an option or right of first refusal to purchase all or part of any Property or any interest therein; each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except if and to the extent disclosed in both the Prospectus and the Disclosure Package and except for such failures to comply that would not individually or in the aggregate have a Material Adverse Effect;

III. each of the Company and the Subsidiaries owns, possesses or has obtained all material permits, licenses, franchises, certificates, consents, orders, approvals and other authorizations of governmental or regulatory authorities as are necessary to own or lease, as the case may be, and to operate its respective Property and to carry on its business as presently conducted, and neither the Company nor the Partnership has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations;

JJJ. to there are no existing or, to the knowledge of the Company and the Partnership, threatened labor disputes with the employees of the Company or any of the Subsidiaries which could have, individually or in the aggregate, a Material Adverse Effect;

KKK. the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; (v) the Company and Taberna each qualify as a REIT under the Code; and (vi) the Company and each of its Subsidiaries will not be required to register as an “investment company” under the 1940 Act (such controls, with respect to this clause (vi), include monitoring of the relative value of all assets of the Company and its Subsidiaries on a regular and consistent basis and prior to undertaking any significant transaction);

LLL. Taberna Capital Management, LLC (“Taberna Capital”) is not required to register with the Commission as an investment adviser under the Investment Advisers Act, and is not prohibited by the Investment Advisers Act, or the applicable rules and regulations thereunder from acting as contemplated by the Registration Statement, the Prospectus and the Disclosure Package; Taberna Capital is duly registered or is exempt from registration under the laws of each jurisdiction in which it is required to be registered as an investment adviser in order to conduct its business as described in the Registration Statement, the Prospectus and the Disclosure Package; there has been no event nor, to the knowledge of the Company and the Partnership, do any facts or circumstances exist which could reasonably be expected to adversely affect any such registration of Taberna Capital with the Commission or under the laws of any such jurisdiction or any exemption therefrom;

MMM. the Company (i) complies with the Privacy Statements (as defined below) as applicable to any given set of personal information collected by the Company from Individuals (as defined below), (ii) complies in all material respects with all applicable federal, state, local and foreign laws and regulations regarding the collection, retention, use, transfer or disclosure of personal information and (iii) takes reasonable measures to protect and maintain the confidential nature of the personal information provided to the Company by Individuals in accordance with the terms of the applicable Privacy Statements; to the Company’s and the Partnership’s knowledge, no claims or controversies have arisen regarding the Privacy Statements or the implementation thereof; as used herein, “Privacy Statements” means, collectively, any and all of the Company’s privacy statements and policies published on Company websites or products or otherwise made available by the Company regarding the collection, retention, use and distribution of the personal information of individuals, including, without limitation, from visitors or users of any Company websites or products (“Individuals”);

NNN. the Company’s email direct marketing activities have not violated, in any material respect, the CAN SPAM Act or any other federal or state law or regulation applicable to electronic direct marketing;

OOO. neither the Company nor any of its Subsidiaries, nor, to the Company’s and the Partnership’s knowledge, any of their affiliates or any trustee, director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company, has violated the Bank Secrecy Act, as amended, the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT ACT) of 2001 or the rules and regulations promulgated under any such law or any successor law;

PPP. the operations of the Company and its Subsidiaries and, to the Company’s and the Partnership’s knowledge, its affiliates are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Money Laundering Control Act of 1986, as amended, any other money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except for any such non-compliance as would not, singly or in the aggregate, result in a Material Adverse Change, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of it Subsidiaries, or, to the Company’s and the Partnership’s knowledge, any of its affiliates, with respect to the Money Laundering Laws is pending or, to the Company’s and the Partnership’s knowledge, threatened;

QQQ. neither the Company nor any of its Subsidiaries, nor, to the Company’s and the Partnership’s knowledge, any of its affiliates or any trustee, director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company, is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, partner or joint venturer or other person or entity, for the purpose of financing the activities of any person currently subject to any United States sanctions administered by OFAC; and

RRR. without limiting the scope of any of the other representations contained herein, none of the restrictions on ownership of the Company’s Series C Preferred Shares that are contained in the Company’s Charter Documents or elsewhere, including without limitation the percentage ownership restriction that prohibits any shareholder, subject to certain exceptions, of the Company from owning more than 9.8% of the Company’s Series C Preferred Shares, will apply to any Underwriter as a result of such Underwriter’s initial purchase of Shares from the Company, as contemplated by this Agreement.

4.	Certain Covenants:

The Company and the Partnership hereby agree with each Underwriter:

A. to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representative may designate and to maintain such qualifications in effect as long as requested by the Representative for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares);

B. if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representative promptly and, if requested by the Representative, will confirm such advice in writing, when such post-effective amendment has become effective;

C. to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m. (New York City time), on the day following the execution and delivery of this Agreement or on such other day or time as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

D. to advise the Representative promptly and (if requested by the Representative) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto is filed with the Commission or becomes effective under the Securities Act Regulations;

E. to prepare a final term sheet (the “Final Term Sheet”) reflecting the final terms of the Shares, in form and substance satisfactory to the Underwriters, and shall file such Final Term Sheet as an “issuer free writing prospectus” pursuant to Rule 433 as soon as practicable following the execution of this Agreement; provided that the Company shall furnish the Underwriters with copies of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Underwriter or Underwriter’s counsel shall object.

F. to comply with the requirements of Rules 164 and 433 of the Securities Act Regulations applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable;

G. to furnish a copy of each proposed Free Writing Prospectus to the Representative and counsel for the Underwriters and obtain the consent of the Representative prior to referring to, using or filing with the Commission any Free Writing Prospectus pursuant to Rule 433(d) of the Securities Act Regulations, other than the Issuer Free Writing Prospectuses identified in Schedule II hereto;

H. to advise the Representative immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or for additional information with respect thereto, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to use best efforts to obtain the lifting or removal of such order as soon as possible, (iii) any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement, or (iv) if the Company becomes subject to a proceeding under Section 8A of the Securities Act in connection with the public offering of Shares contemplated herein, to advise the Representative promptly of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus and to file no such amendment or supplement to which the Representative shall reasonably object in writing;

I. to furnish to the Underwriters for a period of two years from the date of this Agreement, except to the extent such documents are readily available to the Underwriters in electronic form in the Commission’s EDGAR archives or on the Company’s website, (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of Shares, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, the NASD or any securities exchange and (iii) such other publicly available information as the Underwriters may reasonably request regarding the Company and its Subsidiaries;

J. to advise the Underwriters promptly of the happening of any event or development known to the Company within the time during which a Prospectus relating to the Shares (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act Regulations) is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representative or counsel for the Underwriters, (i) would require the making of any change in the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) causes or would cause any Issuer Free Writing Prospectus to conflict with the information contained in the Registration Statement relating to the Shares, or (iii) would require the Prospectus or the Disclosure Package to be amended or supplemented in order for such document to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company’s own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representative may from time to time reasonably request of an appropriate amendment or supplement to the Registration Statement, the Prospectus or the Disclosure Package so that the Registration Statement, the Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act Regulations) is so delivered, be misleading or, in the case of any Issuer Free Writing Prospectus, conflict with the information contained in the Registration Statement, or so that the Prospectus or the Disclosure Package will comply with the law;

K. to file promptly with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission;

L. prior to filing with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing;

M. to furnish promptly to the Representative a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representative may reasonably request;

N. during the period of five years hereafter to file all such documents in the manner and within the time periods required by the Exchange Act and the Exchange Act Regulations;

O. to apply the net proceeds of the sale of the Shares substantially in accordance with the Company’s statements under the caption “Use of Proceeds” in the Registration Statement, the Prospectus and the Disclosure Package;

P. to make generally available to its security holders and to deliver to the Representative as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations,) covering a period of 12 months beginning after the effective date of the Registration Statement;

Q. to use its best efforts to maintain the quotation of the Common Shares, Series A Preferred Shares, Series B Preferred Shares and the Shares on the NYSE and to file with the NYSE all documents and notices required by the NYSE of companies that have securities that are traded on, and quotations for which are reported by, the NYSE;

R. to timely pay any filing fees due pursuant to Rule 457 under the Securities Act Regulations;

S. to maintain a transfer agent and, if necessary under the jurisdiction of formation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Shares, Series A Preferred Shares, Series B Preferred Shares, and Series C Preferred Shares;

T. to not offer, sell, contract to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of, directly or indirectly, or file with the Commission or cause to be declared effective a registration statement under the Securities Act relating to, any Series C Preferred Shares, any other equity security of the Company or any of its subsidiaries on parity with or senior to the Series C Preferred Shares (with respect to distribution rights or payments upon the Company’s liquidation, dissolution or winding up), or any securities convertible into, exchangeable or exercisable for, or that represent the right to receive, any Series C Preferred Shares or other such equity security, and will not agree to or publicly disclose the intention to make any such offer, sale, pledge, grant, disposition or filing, in each case for the period specified below (the “Lock-Up Period”), without the prior written consent of the Representative, except for the registration of the offer and sale of the Shares and the sale of the Shares pursuant to this Agreement. The initial Lock-Up Period will commence on the date hereof and will continue and include the date 90 days after the date hereof or such earlier date that the Representative consents to in writing; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of the material news or material event, as applicable, unless each of the Representatives waives, in writing, such extension. The Company will provide the Underwriters with notice of any announcement described in clause (2) of the preceding sentence that gives rise to an extension of the Lock-Up Period.

U. in each case prior to termination of the underwriting syndicate contemplated by this Agreement, not to, and to use its best efforts to cause its officers, trustees and affiliates not to, (i) take, directly or indirectly , any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares except as provided in this Agreement, or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

V. if, at any time during the 90-day period after the date of the Prospectus, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the reasonable opinion of the Representative, the market price of the Series C Preferred Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from the Representative advising the Company to the effect set forth above, to forthwith prepare, consult with the Representative concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representative and the Company, responding to or commenting on such rumor, publication or event;

W. that the Company will comply with all of the provisions of any undertakings in the Registration Statement;

X. that the Company shall maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, (v) each of the Company and Taberna will qualify as a REIT under the Code; and (vi) the Company and each of its Subsidiaries will not be required to register as an “investment company” under the 1940 Act (such controls, with respect to this clause (vi), shall include monitoring of the relative value of all assets of the Company and its Subsidiaries on a regular and consistent basis and prior to undertaking any significant transaction);

Y. the Company and the Subsidiaries will conduct their affairs in such a manner so as to ensure that neither the Company nor any Subsidiary will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the 1940 Act;

Z. the Company will use its best efforts (i) to meet the requirements to qualify as a real estate investment trust under the Code and to cause Taberna to meet the requirements to qualify as a real estate investment trust under the Code and (ii) to cause the Partnership to be treated as a partnership or as a disregarded entity for federal income tax purposes; and

AA. each Issuer Free Writing Prospectus at all times through the completion of the public offer and sale of the Shares will not include any information that conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified.

5.	Payment of Expenses

A. The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representative have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the reasonable and documented legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vi) the fees and expenses incurred in connection with the listing of the Shares on the NYSE, (vii) making road show presentations with respect to the offering of the Shares, and (viii) the performance of the Company’s other obligations hereunder. Upon the request of the Representative, the Company will provide funds in advance for filing fees.

B. The Company agrees to reimburse the Representative for its reasonable and documented out-of-pocket expenses in connection with the performance of its activities under this Agreement, including, but not limited to, costs such as printing, facsimile, courier service, and one-half (1/2) of accommodations and travel expenses, but excluding the fees and expenses of the Underwriters’ outside legal counsel and any other advisors, accountants, appraisers, etc. (other than the fees and expenses of counsel with respect to state securities or blue sky laws which shall be reimbursed by the Company pursuant to the provisions of subsection (a) above)].

C. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Partnership to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Partnership shall be unable to perform its or their obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (such as printing, facsimile, courier service, accommodations, travel and the fees and disbursements of Underwriters’ counsel) and any other advisors, accountants, appraisers, etc. reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein.

6.	Conditions of the Underwriters’ Obligations

The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or on each Option Closing Time, as applicable, are subject to (i) the accuracy of the representations and warranties on the part of the Company on the date hereof and at the Closing Time and each Option Closing Time, as applicable, (ii) the performance by the Company of its obligations hereunder, and (iii) the satisfaction of the following further conditions at the Closing Time or on each Option Closing Time, as applicable:

A. The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time (if applicable) an opinion of Ledgewood, a professional corporation, counsel for the Company, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in the form attached hereto as Annex I and in form and substance reasonably satisfactory to Pepper Hamilton LLP, counsel for the Underwriters.

B. The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time (if applicable) an opinion of DLA Piper US LLP, special Maryland counsel for the Company, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in the form attached hereto as Annex II and in form and substance reasonably satisfactory to Pepper Hamilton LLP, counsel for the Underwriters.

C. On the date of this Agreement and at the Closing Time and each Option Closing Time (if applicable), the Representative shall have received from Grant Thornton LLP letters dated the respective dates of delivery thereof and addressed to the Representative, in form and substance satisfactory to the Representative, containing statements and information of the type specified in AU Section 634 “Letters for Underwriters and Certain other Requesting Parties” issued by the American Institute of Certified Public Accountants with respect to the financial statements, including any pro forma financial statements, and certain financial information of the Company and the Subsidiaries included or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, and such other matters customarily covered by comfort letters issued in connection with registered public offerings; provided, that the letters delivered at the Closing Time and each Option Closing Time (if applicable) shall use a “cut-off” date no more than three business days prior to such Closing Time or such Option Closing Time, as the case may be.

D. On the date of this Agreement and at the Closing Time and each Option Closing Time (if applicable), the Representative shall have received from Ernst & Young LLP letters dated the respective dates of delivery thereof and addressed to the Representative, in form and substance satisfactory to the Representative, containing statements and information of the type specified in AU Section 634 “Letters for Underwriters and Certain other Requesting Parties” issued by the American Institute of Certified Public Accountants with respect to the financial statements, including any pro forma financial statements, and certain financial information of the Company and the Subsidiaries included or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, and such other matters customarily covered by comfort letters issued in connection with registered public offerings.

E. The Representative shall have received at the Closing Time and on each Option Closing Time the favorable opinion of Pepper Hamilton LLP, dated the Closing Time or such Option Closing Time, addressed to the Representative and in form and substance satisfactory to the Representative, which opinion shall with respect to certain matters of Maryland law rely on the opinion delivered by DLA Piper US LLP pursuant to Section 6(b).

F. The Registration Statement shall have become effective not later than 5:00 p.m., New York City time, on the date of this Agreement, or such later time and date as the Representative shall approve.

G. No amendment or supplement to the Registration Statement, the Prospectus or any document in the Disclosure Package shall have been filed to which the Underwriters shall have objected in writing.

H. Prior to the Closing Time and each Option Closing Time (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document in the Disclosure Package shall have been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representative; (iii) the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iv) the Prospectus and the Disclosure Package shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

I. All filings with the Commission required by Rule 424 of the Securities Act Regulations to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rule.

J. Between the time of execution of this Agreement and the Closing Time or the relevant Option Closing Time (i) there shall not have been any Material Adverse Change or any development involving a prospective Material Adverse Change, and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which in the Representative’s sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

K. At the Closing Time, the Company shall have applied to list the Shares on the NYSE.

L. The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

M. The Company will, at the Closing Time and on each Option Closing Time, deliver to the Underwriters a certificate of two principal executive officers or, in the case of the Partnership two principal executive officers of RAIT General, to the effect that:

a. the representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Time and, if applicable, any Option Closing, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Time or any Option Closing Time, as applicable;

b. no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, threatened under the Securities Act;

c. the signers of such certificate have carefully examined the Registration Statement,

the Prospectus, the Disclosure Package, any amendment or supplement thereto, and this Agreement, and when the Registration Statement became effective and at all times subsequent thereto up to the Closing Time or any Option Closing Time, as applicable, the Registration Statement and the Prospectus and the Preliminary Prospectus, and any amendments or supplements thereto contained all material information required to be included therein by the Securities Act or the Exchange Act and the Securities Act Regulations or the Exchange Act Regulations, as the case may be, and in all material respects conformed to the requirements of the Securities Act or the Exchange Act and the Securities Act Regulations or the Exchange Act Regulations, as the case may be; the Registration Statement and any amendments thereto, did not and, as of the Closing Time or any Option Closing Time, as applicable, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus and the Disclosure Package, and any amendments or supplements thereto, did not and as of the Closing Time, the Initial Sale Time or any Option Closing Time, as applicable, do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement, the Prospectus or the Disclosure Package which has not been so set forth; and

d. subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, there has not been (a) any Material Adverse Change, (b) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

N. The Company shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus and the Disclosure Package, the representations, warranties and statements of the Company contained herein, and the performance by the Company of its covenants contained herein, and the fulfillment of any conditions contained herein, as of the Closing Time or any Option Closing Time, as the Underwriters may reasonably request.

7.	Termination

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representative, at any time prior to the Closing Time or any Option Closing Time, (i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, any Material Adverse Change, or any development involving a prospective Material Adverse Change, whether or not arising in the ordinary course of business, or (iii) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the United States or international financial markets such as to make it, in the judgment of the Representative, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the NYSE, or if trading generally on the NYSE or in the Nasdaq over-the-counter market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or the over-the-counter market or by order of the Commission or any other governmental authority, or (v) if there has been any downgrade in the rating of any of the Company’s securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act), or (vi) if any federal, state, local or foreign statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Representative, materially adversely affects or will materially adversely affect the business or operations of the Company, or (vii) if any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which, in the reasonable opinion of the Representative, could reasonably be expected to have a material adverse effect on the securities markets in the United States.

If the Representative elects to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

8.	Increase in Underwriters’ Commitments

If any Underwriter shall default at the Closing Time or at any Option Closing Time in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representative shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the “Defaulted Shares”). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representative may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 5 and 9 hereof shall at all times be effective and shall survive such termination.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representative with the approval of the Company or selected by the Company with the approval of the Representative).

If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Option Closing Time for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder. Anything in this Agreement to the contrary notwithstanding, the Company shall not be liable for the expenses of any defaulting Underwriter.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

9.	Indemnity and Contribution by the Company, the Partnership and the Underwriters

A. The Company and the Partnership, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, affiliates within the meaning of Rule 405 of the Securities Act, and the respective directors, officers, employees and agents of each Underwriter from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any breach of any representation, warranty or covenant of the Company or the Partnership contained herein, (ii) any failure on the part of the Company to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or part thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission or otherwise retain, or the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include the Base Prospectus, any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), (iv) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an “Application”), (v) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, (vi) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, (vii) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Shares, including, without limitation, slides, videos, films and tape recordings; except in the case of (iii), (v) and (vi) above only insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use in such Registration Statement, Prospectus or Application. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Company and the Partnership may otherwise have.

If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company or the Partnership pursuant to the preceding paragraph, such Underwriter shall promptly notify the Company and the Partnership in writing of the institution of such action, and the Company and the Partnership shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company or the Partnership will not relieve the Company or the Partnership of any obligation hereunder, except to the extent that its ability to defend is materially impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company and the Partnership in connection with the defense of such action, or the Company or the Partnership shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company or the Partnership (in which case the Company and the Partnership shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and the Partnership and paid as incurred (it being understood, however, that neither the Company nor the Partnership shall be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, neither the Company nor the Partnership shall be liable for any settlement of any such claim or action effected without its consent. Neither the Company nor the Partnership shall, without the prior written consent of any affected Underwriter or controlling person, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by such Underwriter or controlling person under this Section 9(a) (whether or not such Underwriter or controlling person is an actual or potential party thereto), unless such settlement, compromise or judgment (i) includes an unconditional release of such Underwriter or controlling person from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of such Underwriter or controlling person.

B. Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, the Partnership, the Company’s trustees, the Company’s officers that signed the Registration Statement, and any person who controls the Company or the Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Company, the Partnership or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or part thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus, or any Application, (ii) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (iii) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Issuer Free Writing Prospectus, Prospectus or Application in reliance upon and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use therein. The statements set forth in the sixth, ninth and tenth indented paragraphs, and the second to last sentence in the seventeenth indented paragraph, all under the caption “Underwriting” in the Preliminary Prospectus, the Disclosure Package and the Prospectus (with each table in such sections being deemed, for purposes hereof, to be part of the paragraph preceding such table; and only to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representative to the Company for purposes of Section 3(p) Section 3(s) and this Section 9.

If any action is brought against the Company, the Partnership or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Partnership or such person shall promptly notify the Representative in writing of the institution of such action and the Representative, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company, the Partnership or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Partnership or such person unless the employment of such counsel shall have been authorized in writing by the Representative in connection with the defense of such action or the Representative shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representative shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representative. No Underwriter shall, without the prior written consent of the Company, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by the Company and the Partnership under this Section 9(b) (whether or not the Company or the Partnership is an actual or potential party thereto), unless such settlement, compromise or judgment (i) includes an unconditional release of the Company and the Partnership from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the Company and the Partnership.

C. If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Partnership, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Partnership, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Partnership, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Partnership bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company and the Partnership, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the Partnership or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

D. The Company and the Partnership, on the one hand, and the Underwriters, on the other hand, agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (c)(i) and, if applicable (ii), above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

10.	Survival

The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company and the Partnership contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, any affiliate within the meaning of Rule 405 of the Securities Act, and the respective directors, officers, employees and agents of each Underwriter or by or on behalf of the Company, its trustees and officers, or any person who controls the Company or the Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company, the Partnership and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company’s officers and trustees, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

11.	Duties

Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Underwriters undertake to perform such duties and obligations only as expressly set forth herein. Such duties and obligations of the Underwriters with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations with respect to the Shares as are specifically set forth in this Agreement. Each of the Company and the Partnership acknowledges and agrees that: (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Partnership, on the one hand, and the several Underwriters, on the other hand, and the Company and the Partnership are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Partnership or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company or the Partnership with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Partnership on other matters); and (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Partnership and that the several Underwriters have no obligation to disclose any of such interests. The Company and the Partnership acknowledge that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters’ performance of the duties and obligations expressly set forth herein. The Company and the Partnership hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Partnership may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

12.	Notices

Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Bear, Stearns & Co., Inc. 383 Madison Avenue, New York, New York 10179, Attention: Dagmar Smek; if to the Company or the Partnership, shall be sufficient in all respects if delivered to the offices of the Company at 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104, Attention: Chief Financial Officer.

13.	Governing Law; Headings

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

14.	Parties in Interest

The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Partnership and the controlling persons, trustees and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15.	Counterparts and Facsimile Signatures

This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

If the foregoing correctly sets forth the understanding among the Company, the Partnership and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Partnership and the Underwriters.

Very truly yours,

RAIT FINANCIAL TRUST

By:	/s/ James J. Sebra
Name: James J. Sebra
Title: SVP and Chief Accounting Officer

RAIT PARTNERSHIP, L.P.

By: RAIT General, Inc. Its: General Partner

By:	/s/ James J. Sebra
Name: James J. Sebra
Title: SVP and Chief Accounting Officer

Accepted and agreed to as of the date first above written:

BEAR, STEARNS & CO. INC.

By:	/s/ Chris O’Connor
Name: Chris O’Connor
Title: Senior Managing Director

For themselves and as Representative of the other

Underwriters named on Schedule I hereto.

Schedule I

Underwriter	Number of Initial Shares to be Purchased	Number of Options Shares to be Purchased (assuming full exercise)
Bear, Stearns & Co., Inc.	720,000	108,000
Piper Jaffray & Co.	240,000	36,000
RBC Dain Rauscher Inc.	240,000	36,000
Stifel, Nicolaus & Company, Incorporated	240,000	36,000
Friedman Billings Ramsey	160,000	24,000
Total	1,600,000	240,000

I-1

Schedule II

Issuer Free Writing Prospectuses

1. Free writing prospectus relating to the final terms of the Offering filed dated as of the date hereof and filed with the SEC on June 29, 2007

II-1

Schedule III

175 Remsen PE Investors, LLC, a Delaware limited liability company

175 Remsen PE Investors II, LLC, a Delaware limited liability company

7500 Bellair Mall LP, a Texas limited partnership

Aslan Centerpoint, LLC, a Kentucky limited liability company

Aslan Chalkville, LLC, a Kentucky limited liability company

Aslan Terrace, LLC, a Kentucky limited liability company

Bear Stearns ARM Trust 2005-7 – a Delaware statutory trust

Bear Stearns ARM Trust 2005-9 – a Delaware statutory trust

Citigroup Mortgage Loan Trust 2005-11 – a Delaware statutory trust

CWABS Trust 2005 HYB9 – a Delaware statutory trust

Merrill Lynch Mortgage Investors Trust, Series 2005-A9 – a Delaware statutory trust

RAIT General, Inc., a Maryland corporation

RAIT Limited, Inc., a Maryland corporation

RAIT Partnership, L.P., a Delaware limited partnership

Taberna Realty Finance Trust, a Maryland corporation

RAIT-401 Michigan, LLC, a Delaware limited liability company

RAIT 500 Michigan, LLC, a Delaware limited liability company

RAIT Aslan Centerpoint, LLC, a Delaware limited liability company

RAIT Aslan Chalkville, LLC, a Delaware limited liability company

RAIT Aslan Terrace, LLC, a Delaware limited liability company

RAIT Amarillo, LLC, a Delaware limited liability company

RAIT Asset Holdings, LLC, a Delaware limited liability company

RAIT Atria, LLC, a Delaware limited liability company

RAIT Braden Lakes, LLC, a Delaware limited liability company

RAIT Broadstone, Inc., a Delaware corporation

RAIT Buckner, LLC, a Delaware limited liability company

RAIT Capital Corp., a Delaware corporation

RAIT Cornerstone, LLC, a Delaware limited liability company

RAIT CRE CDO I, Ltd., a Cayman Island exempted company

RAIT CRE Holdings, LLC, a Delaware limited liability company

RAIT Emerald Pointe, Inc., a Delaware corporation

RAIT Firehouse, LLC, a Delaware limited liability company

RAIT-Hartford, L.L.C., a Delaware limited liability company

RAIT Lincoln Court, LLC, a Delaware limited liability company

RAIT McDowell, LLC, a Delaware limited liability company

RAIT-Neenah, L.L.C., a Delaware limited liability company

RAIT North Park, LLC, a Delaware limited liability company

RAIT Old Town, LLC, a Delaware limited liability company

RAIT Preferred Funding II, Ltd., a Cayman Islands limited liability company

RAIT Preferred Holdings I, LLC, a Delaware limited liability company

RAIT Promontory Point, LLC, a Delaware limited liability company

RAIT Rogers Plaza, LLC, a Delaware limited liability company

RAIT Rohrerstown, L.P., a Pennsylvania limited partnership

RAIT SAAR Company, LLC, a Delaware limited liability company

RAIT Sharpstown, LLC, a Delaware limited liability company

RAIT Sharpstown GP, Inc., a Delaware corporation

RAIT Towne Square, LLC, a Delaware limited liability company

RAIT-Two Rivers, L.L.C., a Delaware limited liability company

RAIT Wauwatosa, LLC, a Delaware limited liability company

III-1

REM-Cherry Hill, LLC, a New Jersey limited liability company

REM-Willow Grove, L.P., a Pennsylvania limited partnership

REM-Willow Grove, Inc., a Pennsylvania corporation

Taberna Capital Management, LLC – a Delaware limited liability company

Taberna Capital (Bermuda) Ltd – a Bermuda limited company

Taberna Capital Funding Trust I – a Delaware statutory trust

Taberna Equity Funding, Ltd – a Cayman Island exempted company

Taberna Loan Holdings I, LLC – a Delaware limited liability company

Taberna Loan Holdings II, LLC – a Delaware limited liability company

Taberna Funding LLC – a Delaware limited liability company

Taberna Preferred Funding II, Ltd – a Cayman Islands exempted company

Taberna Preferred Funding III, Ltd – a Cayman Islands exempted company

Taberna Preferred Funding IV, Ltd – a Cayman Islands exempted company

Taberna Preferred Funding V, Ltd – a Cayman Islands exempted company

Taberna Preferred Funding VI, Ltd – a Cayman Islands exempted company

Taberna Preferred Funding VII, Ltd – a Cayman Islands exempted company

Taberna Preferred Funding VIII, Ltd. – a Cayman Islands exempted company

Taberna Real Estate CDO I, Ltd. – a Cayman Island exempted company

Taberna Realty Holdings Trust – Maryland business trust

Taberna Securities, LLC – a Delaware limited liability company

SCHEDULE IV

Inactive or No Asset Subsidiaries

6006 Executive Boulevard, LLC, a Delaware limited liability company

OSEB GP, Inc., a Delaware corporation

RAIT 175 Remsen, LLC, a Delaware limited liability company

RAIT Advisors, Inc., a Delaware corporation

RAIT Carter Oak, LLC, a Delaware limited liability company

RAIT CRE CDO I, LLC, a Delaware limited liability company

RAIT-CVI IV, LLC, a Delaware limited liability company

RAIT Desert Star, LLC, a Delaware limited liability company

RAIT Eastfield, LLC, a Delaware limited liability company

RAIT Executive Boulevard, LLC, a Delaware limited liability company

RAIT Executive Mews Manager I, Inc., a Delaware corporation

RAIT Executive Mews Manager II, Inc., a Delaware corporation

RAIT Executive Mews Manager III, Inc., a Delaware corporation

RAIT Finance I, LLC, a Delaware limited liability company

RAIT Highland Club, Inc., a Delaware corporation

RAIT Highland Club, LLC, a Delaware limited liability company

RAIT Milwaukee, LLC, a Delaware limited liability company

RAIT Preferred Holdings II LLC, a Delaware limited liability company

RAIT Preferred Funding II, LLC, a Delaware limited liability company

RAIT Sabel Key Manager, Inc., a Delaware corporation

Taberna Preferred Funding II, Inc., a Delaware corporation

Taberna Preferred Funding III, Inc., a Delaware corporation

Taberna Preferred Funding IV, Inc., a Delaware corporation

Taberna Preferred Funding V, Inc., a Delaware corporation

Taberna Preferred Funding VI, Inc., a Delaware corporation

Taberna Preferred Funding VII, Inc., a Delaware corporation

Taberna Preferred Funding VIII, Inc., a Delaware corporation

Taberna Securities (UK), Ltd – UK limited company

Minority Interests

901 King Street Associates (25% partner)

990 Stewart Avenue Investors LLC (Preferred capital member)

AI-Hartford, LLC (Class B member)

AI-Two Rivers, LLC (Class B member)

Advenir@Promontory, LLC (Class B member)

Amarillo Dunhill, LLC (Class A member)

Braden Lakes Member, LLC (Class B member)

Broadstone I Partner, LLC (Class B member)

Buckner-Beckley, LLC (3% member)

Chestnut Street Properties I LLC (Class B membership interest)

Cornerstone Member, LLC (Class B membership interest)

Diversified Historic Investors III: Lincoln Court Apartments Trust (20% beneficiary)

E Point Properties I, Ltd. (Class B Limited Partner)

First Wyoming Plaza LLC (3% Class B member)

JPG-Hartford, LLC (Class B member)

JPG-Neenah, LLC (Class B member)

JPG-Two Rivers, LLC (Class B member)

NP Dunhill, Ltd. (Class A member)

PMZ-Hartford, LLC (Class B member)

PMZ-Neenah, LLC (Class B member)

PMZ-Two Rivers, LLC (Class B member)

RAIT SLH, L.P. (11% limited partner)

RAIT Enterprises, LLC (16.67% member)

RAIT Ventures, LLC (30% member)

Rutherford Plaza Manager, Inc. (5% interest)

SAAR Company L.L.C. (Class B member)

Treeline Boro Hall, LLC (Preferred capital member)

TS Dunhill, Ltd. (Class A member)

Wauwatosa Reserve Partners I LLC (.01% Class B member)

Zeller-401 RAIT, L.L.C. (Class B member)

Zeller-500 RAIT, L.L.C. (Class B member)

Annex I

July     , 2007

BEAR, STEARNS & CO. INC.

383 Madison Avenue

New York, NY 10179

Gentlemen/Ladies:

We have acted as counsel to RAIT Financial Trust (the “Company”) and RAIT Partnership, L.P. (the “Partnership”) in connection with the offer and sale by the Company of                      shares of the Company’s         % Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share (the “Shares”), including                      Shares which are exercisable pursuant to your over-allotment option, as set forth in the Company’s prospectus dated                     , 2007. This opinion is being rendered to you pursuant to Section 6(a) of the Underwriting Agreement (the “Agreement”) dated June     , 2007 among the Company, the Partnership and the underwriters named therein. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

In connection with the opinions hereinafter expressed, we have examined each of the following documents: (i) the Agreement; (ii) the Amended and Restated Declaration of Trust of the Company, as amended to the date hereof; (iii) the Certificate of Limited Partnership of the Partnership; (iv) the Limited Partnership Agreement of the Partnership, as amended to the date hereof; (v) the certificate of incorporation, corporate charter, certificate of organization or certificate of limited partnership of each of the subsidiaries (other than the Partnership) referred to in Schedule III of the Agreement (the “Subsidiaries”); (vi) the partnership agreement of each of the Subsidiaries (other than the Partnership) which is a partnership; (vii) the bylaws of the Company and bylaws or operating agreements of the Subsidiaries which are corporations or limited liability companies; (viii) the minute books of the Company and the Subsidiaries which are corporations or limited liability companies; (ix) certificates of the Company delivered pursuant to the Agreement; (x) the Registration Statement, Base Prospectus, Preliminary Prospectus and the Prospectus Supplement as amended or supplemented through the date hereof; (xi) good standing certificates for the Company, the Partnership and the Subsidiaries; and (xii) a form of certificate used to evidence the Shares.

In our examination of the documents referred to above, we have assumed the genuineness of all signatures, the legal capacity of all signatories and the authenticity of all documents submitted to us as originals and the conformity to the original documents of all documents submitted to us as certified or photostatic copies. We are not aware of any facts which would lead us to conclude that any such signatures are not genuine, that any signatory lacked legal capacity or that any document submitted to us is not authentic and, if a copy, that it does not conform to the original.

Annex I - 1

Our opinions hereinbelow expressed are subject to the following limitations:

1. In accordance with our general policies, we have assumed that no fraud or dishonesty exists with respect to any matters relevant to the opinions hereinbelow expressed. We have no reason to believe that the foregoing assumption is incorrect.

2. Our opinions are subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, preferential or fraudulent conveyance, or other similar laws or equitable principles (regardless of whether enforcement is sought in a proceeding at law or in equity) relating to or affecting the rights and remedies of creditors generally and by general principles of equity. In addition, we express no opinion regarding rights to indemnification and contribution to the extent that they may be limited or held unenforceable under applicable federal or state securities laws or public policy underlying such laws.

3. Whenever our opinion in this letter with respect to the existence or absence of facts is indicated to be based on our knowledge or awareness of facts, it is intended to signify that, except as may otherwise be specifically set forth in this letter, during the course of our representation of the Company and the Partnership, no information has come to our attention that would give us actual knowledge of the existence or absence of those facts. However, we have not undertaken any independent investigation to determine the existence or absence of those facts except as may be specifically set forth in this letter, and no inference as to our knowledge of the existence or absence of those facts should be drawn from our representation of the Company and the Partnership.

4. We express no opinion or views with respect to the financial statements or schedules or other financial data derived therefrom included in the Registration Statement, the Prospectus, the Disclosure Package, any amendments or supplements thereto and any document incorporated by reference in any of the foregoing.

5. We have relied upon the written statements and certifications issued by the Departments of State of the State of Delaware and the Commonwealth of Pennsylvania, the Department of Treasury of the State of New Jersey and the Department of Assessments and Taxation of the State of Maryland concerning the formation and good standing of the Company and the Subsidiaries. In addition, as to certain factual matters upon which our opinions are based, we have relied upon certificates of the Company and Taberna Realty Financial Trust, a Maryland real estate investment trust (“Taberna”), to us, copies of which are annexed to this letter as Exhibit A, Exhibit B, Exhibit C and Exhibit D.

6. We are attorneys admitted to practice before the courts of the United States, the Commonwealth of Pennsylvania, the State of New York and the State of New Jersey. The opinions set forth herein are limited to matters governed by the laws of the United States, the internal laws of the Commonwealth of Pennsylvania and the State of New York, without reference to choice of law provisions thereunder, and to matters of general corporate, limited liability company and partnership law of the State of Delaware

Annex I - 2

relevant to this opinion. No opinion is expressed with respect to the laws of any other state or to the application of any such laws. As to matters concerning the laws of the State of Maryland, we have relied upon the opinion of DLA Piper Rudnick Gray Cary US LLP, a copy of which has been furnished to you contemporaneously herewith, which opinion is subject to certain qualifications and limitations therein set forth which are incorporated in this letter by this reference. As to matters concerning the laws of the Cayman Islands, we have, with your permission, relied upon opinions of Walkers dated April 17, 2007, copies of which have been previously furnished to you, which opinions are subject to certain qualifications and limitations therein set forth which are incorporated in this letter by this reference and upon certificates of good standing issued by the Registrar of Companies. As to matters concerning the laws of Bermuda, we have, with your permission, relied upon the opinion of Appleby Spurling Hunter, dated April 17, 2007, a copy of which has been previously furnished to you, which opinion is subject to certain qualifications and limitations therein set forth which are incorporated in this letter by this reference and upon the certificate of compliance issued by the Registrar of Companies.

Based upon and subject to the foregoing, we are of the following opinions:

i. The authorized shares of beneficial interest of the Company (including, but not limited to, any other securities convertible into, or exchangeable for, shares of beneficial interest of the Company) conform as to legal matters to the description thereof contained, or incorporated by reference, in the Registration Statement, Prospectus and the Disclosure Package and meet the requirements of Form S-3 under the Securities Act and the Shares conform in all material respects to the description thereof in the Registration Statement and Prospectus Supplement; all of the issued and outstanding shares of beneficial interest of the Company have been duly authorized and are validly issued, fully paid and non-assessable; none of the issued shares of beneficial interest of the Company have been issued in violation of any preemptive or similar rights granted by the Company; except as disclosed in the Prospectus and the Disclosure Package or in connection with the Company’s outstanding 6.875% convertible senior notes due 2027, equity compensation plan, dividend reinvestment and share purchase plan and supplemental executive retirement plan for the Company’s chairman, in each case as existing on the date hereof, there is no outstanding equity compensation, options, warrants or other rights calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of beneficial interest of the Company or any security convertible into or exchangeable for shares of beneficial interest of the Company; all of the issued shares of capital stock, partnership, membership or beneficial interests of the Partnership and each of the Subsidiaries have been duly and validly authorized and issued, are fully paid and, if applicable, non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act, Section 17-607 of the Delaware Revised Uniform Limited Partnership Act or Section 1553 of the Pennsylvania Business Corporation Law, as applicable) and, except with respect to the Subsidiaries set forth on Schedule IV of the Agreement or as set forth on Schedule          to the Officer’s Certificate being delivered pursuant to the Agreement (the “Officer’s Certificate”), are owned, directly or indirectly, of record and, to our knowledge, beneficially, by the Company, free and clear of all liens, encumbrances or claims. The terms of the Units conform in all material respects to the statements and descriptions thereof in the Registration Statement and the Prospectus. The Company’s wholly-owned subsidiary, RAIT General, Inc., is the sole general partner of the Partnership.

Annex I - 3

ii. The Company is a real estate investment trust organized under Maryland law and each of the Subsidiaries is a partnership, limited liability company, limited liability exempted company or corporation, as the case may be; the Company and the Subsidiaries (other than the Partnership) have been duly formed or incorporated, as the case may be, and each is validly existing and in good standing under the laws of its respective jurisdiction of formation or incorporation (including, with respect to the Company, with the State Department of Assessment and Taxation of the State of Maryland) with the requisite power and authority to own, lease and operate its respective properties and to conduct its respective business as described in each of the Registration Statement, the Prospectus and the Disclosure Package and, in the case of the Company, to execute and deliver the Agreement and to consummate the transactions described therein.

iii. The Company and the Subsidiaries (other than the Partnership) are duly qualified in or registered by and are in good standing in each jurisdiction specifically referred to in each of the Registration Statement, the Prospectus and the Disclosure Package as jurisdictions in which property securing loans proposed to be made or acquired by the Company is located, except where the failure, individually or in the aggregate, to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect. Except as disclosed in both the Prospectus and the Disclosure Package, no Subsidiary is prohibited or restricted by its Charter Documents or, to our knowledge, by any agreement or other document, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s capital stock or interests or from paying the Company or any other Subsidiary any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary; to our knowledge, other than as disclosed on Schedule III and Schedule IV to the Agreement, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

iv. The Partnership has been duly formed and is validly existing as a limited partnership under the laws of the State of Delaware, with all requisite partnership power and authority to own, lease and operate its properties and to conduct its business as now conducted as described in each of the Registration Statement, the Prospectus and the Disclosure Package. The Partnership is duly qualified in or registered to do business as a foreign partnership in those jurisdictions specifically referred to in each of the Registration Statement, the Prospectus and the Disclosure Package as jurisdictions in which property securing loans proposed to be made or acquired by the Partnership is located, except where the failure, individually or in the aggregate, to be so qualified and in good standing would not have a Material Adverse Effect.

v. To our knowledge, the Company and the Subsidiaries are in compliance with all applicable laws, rules, regulations and orders, including those relating to transactions with affiliates, except in cases where the failure to be in compliance could not reasonably be expected to have a Material Adverse Effect.

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vi. To our knowledge, except as disclosed in each of the Registration Statement, the Prospectus and the Disclosure Package, neither the Company nor any Subsidiary is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under) its respective Charter Documents or in the performance or observation of any obligation, agreement, covenant, or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, except such breaches or defaults which, individually or in the aggregate, would not have a Material Adverse Effect.

vii. The execution, delivery and performance of the Agreement by the Company and the consummation by the Company of the transactions contemplated thereunder, do not and will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (1) any provisions of the Charter Documents of the Company or any Subsidiary, (2) to our knowledge, any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or (3) to our knowledge, any law or regulation or any decree, judgment or order applicable to the Company or any Subsidiary or their respective properties or assets (other than state and foreign securities or blue sky laws and the rules and regulations of the NASD, as to which we express no opinion, or the federal securities laws, as to which we express only that nothing has come to our attention to lead us to believe that such a violation has or will occur), except in the case of clauses (2) and (3) for such conflicts, breaches or defaults, laws, regulations, decrees, judgments or orders, which individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect; or, (B) result in the creation or imposition of any lien, encumbrance, or to our knowledge, charge or claim upon any property or assets of the Company or the Subsidiaries.

viii. The Company has full legal right, power and authority to enter into and perform the Agreement and to consummate the transactions contemplated therein, including to issue, sell and deliver the Shares to the Underwriters; the Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable against it in accordance with its terms.

ix. The Partnership has full partnership right, power and authority to enter into and perform the Agreement and to consummate the transactions contemplated therein. The Agreement has been duly authorized, executed and delivered by the Partnership and is a legal, valid and binding agreement of the Partnership enforceable against it in accordance with its terms.

x. No approval, authorization, consent or order of or filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of the Agreement or the consummation of the transactions contemplated thereby by the Company and the Partnership, or the sale and delivery of the Shares by the Company as contemplated thereby other than such as have been obtained or made under the Securities Act and the

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Securities Act Regulations or the Exchange Act and the Exchange Act Regulations and such approvals as have been obtained in connection with the listing of the Shares on the New York Stock Exchange (the “NYSE”) and except that we express no opinion as to any necessary qualification under the state and foreign securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or any approval of the underwriting terms and arrangements by the NASD.

xi. To our knowledge, the Company and each of the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required to conduct their respective businesses, as described in both the Prospectus and the Disclosure Package, except to the extent that any failure to have any such authorizations, consents or approvals would not, individually or in the aggregate, have a Material Adverse Effect; to our knowledge, neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or decree, order or judgment applicable to the Company or any of the Subsidiaries, the effect of which would be a Material Adverse Effect; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in both the Prospectus and the Disclosure Package.

xii. The Shares have been duly authorized and, when the Shares have been issued and duly delivered against payment therefor as contemplated by the Agreement, the Shares will be validly issued, fully paid and non-assessable, and the Underwriters will acquire good and marketable title to the Shares, free and clear of any pledge, lien, encumbrance, security interest, or other claim except for any action that may have been taken by the holder thereof.

xiii. The issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the Charter Documents of the Company, under any agreement known to us (including those identified under Item 15 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006), to which the Company or any of the Subsidiaries is a party or, to our knowledge, otherwise.

xiv. To our knowledge, except for (a) holders of the Company’s 6.875% convertible senior notes due 2027 and (b) Eton Park Capital Management, L.P. and Mercury Real Estate Advisors LLC in connection with the acquisition by the Company of Taberna, there are no persons with registration or other similar rights to have any securities registered by the Company under the Securities Act.

xv. The Shares conform in all material respects to the descriptions thereof contained in each of the Registration Statement, the Prospectus and the Disclosure Package and the form of certificate used to evidence the Shares complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Charter Documents of the Company and the requirements of the NYSE.

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xvi. The Registration Statement has become effective under the Securities Act, to our knowledge, based solely upon telephonic confirmation from the Staff of the Commission on January 24, 2007, and any required filing of the Prospectus (or any amendment or supplement thereto) pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); as of the date hereof no stop order suspending the effectiveness of the Registration Statement has been issued and, to our knowledge, no proceedings with respect thereto have been commenced or threatened.

xvii. As of each effective date of the Registration Statement, the Registration Statement, the Base Prospectus and the Prospectus complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations.

xviii. The statements under the captions “Capitalization,” “Description of Series C Preferred Shares,” “Risk Factors,” “Certain Provisions of Maryland Law and of our Declaration of Trust and Bylaws,” “Description of Shares of Beneficial Interest” and “Certain Federal Income Tax Consequences” in the both the Prospectus and the Disclosure Package, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects.

xix. The Company has applied to have the Shares listed on the NYSE.

xx. To our knowledge, there are no actions, suits or proceedings, inquiries, or investigations pending or threatened against the Company or any of the Subsidiaries or any of their respective officers, trustees and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitration panel or agency, or otherwise, that are required, individually or in the aggregate, to be described in the Registration Statement, the Prospectus or the Disclosure Package but are not so described.

xxi. The Company qualified to be taxed as a REIT pursuant to sections 856 through 860 of the Code for its taxable years ended December 31, 1998 through December 31, 2006, and the Company’s organization and current and proposed method of operation will enable it to continue to qualify as a REIT for its taxable year ending December 31, 2007, and in the future.

xxii. Neither the Company nor any of the Subsidiaries is, or solely as a result of the transactions contemplated hereby and the application of the proceeds from the sale of the Shares as described in the Registration Statement, the Prospectus and the Disclosure Package under the caption “Use of Proceeds” will become, an “investment company” or a company “controlled” by an “investment company” within the meaning of the 1940 Act.

xxiii. To our knowledge, each of the Company and the Subsidiaries has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns through the date hereof, if any such returns are required to be filed, and have paid all taxes shown as due thereon; and, to our knowledge, no tax deficiency has been asserted against any such entity, nor, to our knowledge, does any such entity know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could have a Material Adverse Effect.

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xxiv. Each document filed pursuant to the Exchange Act (other than the financial statements and supporting schedules included therein, as to which we express no opinion) that is incorporated or deemed to be incorporated by reference in the Registration Statement, Prospectus and the Disclosure Package complied when so filed as to form in all material respects with the requirement of the Exchange Act and the Exchange Act Regulations.

In addition, we have participated in conferences with officers and other representative of the Company, independent public accountants of the Company, and representatives of the Underwriters at which the Registration Statement, the Prospectus and the documents constituting the Disclosure Package were discussed and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Disclosure Package (except as and to the extent stated in subparagraphs [(xxi), (xxii) and (xxvii)] above), nothing has come to our attention that would cause us to believe that (i) either the Registration Statement, any amendment thereto, or any document deemed to be a part thereof or incorporated by reference therein, at the time of any effective date applicable thereto, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectus, as of its date or at the Closing Time, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Disclosure Package as of the Initial Sale Time or at the Closing Time, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The opinions and advice herein set forth are solely for your benefit and may not be quoted or relied upon by any other person, or used for any other purpose, without our prior written consent. We hereby expressly authorize reliance upon the opinions and advice herein set forth by Pepper Hamilton LLP to the extent necessary in connection with their representation of you with respect to the Agreement, the Registration Statement, the Prospectus, the Disclosure Package and the transactions referred to therein or contemplated thereby.

Very truly yours,

LEDGEWOOD

a professional corporation

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Annex II

DLA Piper US LLP The Marbury Building 6225 Smith Avenue Baltimore, Maryland 21209-3600 T 410.580.3000 F 410.580.3001 W www.dlapiper.com

July __, 2007

BEAR, STEARNS & CO. INC.

383 Madison Avenue

New York, New York 10179

Re:	RAIT Financial Trust

Ladies and Gentlemen:

We have served as special Maryland counsel to RAIT Financial Trust, a Maryland statutory real estate investment trust (the “Company”), in connection with the sale of (a)              (the “Firm Shares”) Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $.01 par value per share (“Series C Preferred Shares”), of the Company, and (b) up to an additional                  Series C Preferred Shares (the “Option Shares” and, together with the Firm Shares, the “Shares”) which may be issued and sold pursuant to an underwriters’ over-allotment option, pursuant to the Underwriting Agreement, dated June __, 2007 (the “Underwriting Agreement”), by and among the Company, RAIT Partnership, L.P., a Delaware limited partnership for which a wholly-owned subsidiary of the Company acts as the general partner (the “Operating Partnership”), and Bear, Stearns & Co. Inc., for themselves and as representatives of the other underwriters listed on Schedule I thereto (collectively, the “Underwriters”). Unless otherwise defined herein, all capitalized terms shall have the meanings given to them in the Underwriting Agreement. This opinion is being delivered to you pursuant to Section 6(b) of the Underwriting Agreement.

In connection with our representation of the Company, and as a basis for the opinion hereinafter set forth, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following documents (collectively, the “Documents”):

1. The Underwriting Agreement, certified as of the date hereof by the Secretary of the Company;

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2. The Registration Statement on Form S-3 relating to, among other securities, the Shares (File Number 333-139889) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended;

3. The final Prospectus dated January 10, 2007, which forms a part of the Registration Statement (the “Prospectus”), and the related final Prospectus Supplement dated June __, 2007 (the “Prospectus Supplement”), relating to the Shares filed with the Commission on June __, 2007, and the preliminary Prospectus Supplement filed with the Commission on June 25, 2007;

4. The Declaration of Trust of the Company, as amended, corrected and supplemented to date, including the Articles Supplementary relating to the Series C Preferred Shares (the “Declaration of Trust”), certified as of a recent date by the State Department of Assessments and Taxation of Maryland (the “SDAT”);

5. The Bylaws of the Company (the “Bylaws”), certified as of the date hereof by its Secretary;

6. Resolutions adopted by the Board of Trustees of the Company (or a duly authorized committee thereof) relating to (a) the organization of the Company; (b) the sale and issuance of all shares of beneficial interest, $.01 par value per share, which are issued and outstanding on the date hereof prior to the issuance of the Shares (the “Outstanding Shares”); (c) the registration, sale and issuance of the Shares; and (d) the execution, delivery and performance of the Underwriting Agreement, certified as of the date hereof by the Secretary of the Company;

7. The charter of RAIT General, Inc., a Maryland corporation (“RAIT GP”), certified as of a recent date by the SDAT;

8. The Bylaws of RAIT GP, certified as of the date hereof by its Secretary;

9. Resolutions adopted by the Board of Directors of RAIT GP relating to the issuance of 99 shares of capital stock, $.01 par value per share, of RAIT GP (the “RAIT GP Shares”) to the Company, certified as of the date hereof by the Secretary of RAIT GP;

10. The charter of RAIT Limited, Inc., a Maryland corporation (“RAIT LP”), certified as of a recent date by the SDAT;

11. The Bylaws of RAIT LP, certified as of the date hereof by its Secretary;

12. Resolutions adopted by the Board of Directors of RAIT LP relating to the issuance of 99 shares of capital stock, $.01 par value per share, of RAIT LP (the “RAIT LP Shares”) to the Company, certified as of the date hereof by the Secretary of RAIT LP;

13. The certificate of trust of Taberna Realty Holdings Trust, a Maryland statutory business trust (“Taberna Holdings”), certified as of a recent date by the SDAT;

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14. The Declaration of Trust of Taberna Holdings, certified as of the date hereof by its Secretary;

15. Resolutions adopted by the Board of Trustees of Taberna Holdings relating to the issuance of 100 common shares of beneficial interest, $.01 par value per share (the “Taberna Holdings Shares”), to Taberna Realty Finance Trust, a Maryland real estate investment trust (“Taberna Realty”), certified as of the date hereof by the Secretary of Taberna Holdings;

16. The Declaration of Trust of Taberna Realty, certified as of a recent date by the SDAT, including Articles of Merger relating to the merger of RT Sub Inc., a Maryland corporation and subsidiary of the Company (“RT Sub”), into Taberna Realty, which provide for the conversion of the then-outstanding shares of RT Sub into the currently outstanding shares of beneficial interest of Taberna Realty (the “Taberna Realty Shares”);

17. A certificate of the SDAT as to the good standing of each of the Company, RAIT GP, RAIT LP, Taberna Holdings and Taberna Realty, dated as of the date hereof;

18. A certificate executed by Raphael Licht, the Secretary of the Company, dated as of the date hereof;

19. A certificate executed by Ellen J. DiStefano, Secretary of RAIT GP, dated as of the date hereof;

20. A certificate executed by Ellen J. DiStefano, Secretary of RAIT LP, dated as of the date hereof;

21. A certificate executed by Raphael Licht, Secretary of Taberna Holdings, dated as of the date hereof; and

22. A certificate executed by Raphael Licht, Secretary of Taberna Realty, dated as of the date hereof.

As used herein, the phrase “known to us” is limited to the actual knowledge, without independent investigation, of the lawyers in this firm who have provided legal services to the Company in connection with the Registration Statement, the Underwriting Agreement and the sale and issuance of the Shares.

In expressing the opinion set forth below, we have assumed the following:

1. Each individual executing any of the Documents, whether on behalf of such individual or another person, is legally competent to do so.

2. Each individual executing any of the Documents on behalf of a party (other than the Company, RAIT GP or RAIT LP) is duly authorized to do so.

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3. Each of the parties (other than the Company, RAIT GP or RAIT LP) executing any of the Documents has duly and validly executed and delivered each of the Documents to which such party is a signatory, and such party’s obligations set forth therein are legal, valid and binding.

4. All Documents submitted to us as originals are authentic. All Documents submitted to us as certified or photostatic copies conform to the original documents. All signatures on all such Documents are genuine. All public records reviewed or relied upon by us or on our behalf are true and complete. All statements and information contained in the Documents are true and complete. There has been no oral or written modification or amendment to the Documents, or waiver of any provision of the Documents, by action or omission of the parties or otherwise.

5. The Shares have not been issued or transferred in violation of any restriction or limitation contained in Article VII of the Declaration of Trust.

Based upon the foregoing, and subject to the assumptions, limitations and qualifications stated herein, it is our opinion that:

1. Each of the Company and Taberna Realty is a real estate investment trust duly formed and existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT. Each of RAIT GP and RAIT LP is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT. Taberna Holdings is a business trust duly formed and existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT.

2. Each of the Company, RAIT GP, RAIT LP, Taberna Holdings and Taberna Realty has the trust or corporate power, as applicable, to own its respective properties and to conduct its respective business as described in its respective declaration of trust or charter, as the case may be. The Company has the trust power to execute, deliver and perform the Underwriting Agreement and to consummate the transactions described therein, to own shares of RAIT GP and RAIT LP and to serve as a member of limited liability companies. RAIT GP has the corporate power to serve as a general partner of (a) the Operating Partnership and (b) RAIT Rohrerstown, L.P., a Pennsylvania limited partnership. RAIT LP has the corporate power to serve as a limited partner of the Operating Partnership.

3. The Company has an authorized capitalization as set forth in both the Prospectus and the Disclosure Package under the caption “Capitalization”.

4. The Outstanding Shares have been duly authorized and are validly issued, fully paid and nonassessable and are free of any preemptive or other right to subscribe for the Shares under the Maryland REIT Law (the “MRL”), the Declaration of Trust or the Bylaws. Each of the RAIT GP Shares and the RAIT LP Shares have been duly authorized and are validly issued, fully paid and nonassessable and are free of any preemptive or other right to subscribe for the Shares under the Maryland General Corporation Law (the “MGCL”) or their respective charters or Bylaws. The Taberna

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Holdings Shares have been duly authorized and are validly issued, fully paid and nonassessable and are free of any preemptive or other right to subscribe for the Shares under Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland Business Trust Act or its certificate of trust or declaration of trust. The Taberna Realty Shares have been duly authorized and are validly issued, fully paid and nonassessable and are free of any preemptive or other right to subscribe for the Shares under the MRL or it declaration of trust or Bylaws.

5. The Shares have been duly authorized and, when issued in accordance with the Underwriting Agreement and upon payment therefor in the manner contemplated by the Underwriting Agreement and the resolutions authorizing their issuance, will be validly issued, fully paid and nonassessable and are free of any preemptive or other right to subscribe for the Shares under the MRL, the Declaration of Trust or the Bylaws.

6. The statements under the captions “Description of Series C Preferred Shares”, “Description of Shares of Beneficial Interest” and “Certain Provisions of Maryland Law and of the Declaration of Trust and Bylaws” in both the Prospectus and the Disclosure Package, in so far as such statements constitute matters of the Maryland General Corporation Law (the “MGCL”) or the MRL, have been reviewed by us and are a fair summary of such matters.

7. Except as disclosed in both the Prospectus and the Disclosure Package, and assuming compliance with Sections 2-311 and 2-419 of the MGCL and approval by the directors and stockholders of RAIT GP and RAIT LP, as applicable (as required by its respective charter or bylaws or the MGCL), neither RAIT GP nor RAIT LP, respectively, is prohibited or restricted by the MGCL or its respective charter or bylaws from (a) paying dividends or making any other distribution with respect to its capital stock, (b) from repaying the Company or any other Subsidiary any loans or advances to the Company or to such Subsidiary, or (c) from transferring any of its property or assets to the Company or to any other Subsidiary in exchange for fair consideration.

8. The Underwriting Agreement has been duly authorized and, assuming it has been executed and delivered by an authorized officer of the Company, has been duly executed and delivered by the Company.

9. The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the Series C Preferred Shares as set forth in the Declaration of Trust are permitted by Maryland law.

The foregoing opinion is limited to the substantive laws of the State of Maryland and we do not express any opinion herein concerning any other law. We express no opinion as to compliance with the securities (or “blue sky”) laws of the State of Maryland. The opinion expressed herein is subject to the effect of judicial decisions which may permit the introduction of parol evidence to modify the terms or the interpretation of agreements.

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We assume no obligation to supplement this opinion if any applicable law changes after the date hereof or if we become aware of any fact that might change the opinion expressed herein after the date hereof.

This opinion is being delivered to you solely for your benefit in connection with the transaction contemplated by the Underwriting Agreement. Accordingly, it may not be relied upon by, quoted in any manner to or delivered to any other person or entity without, in each instance, our prior written consent, except that Pepper Hamilton LLP, counsel to the Underwriters, may rely upon our opinion solely as to matters of Maryland law for purposes of rendering its opinion to the Underwriters pursuant to the Underwriting Agreement.

Very truly yours,

DLA PIPER US LLP

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